UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2014

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2014, Curis, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders, at which its stockholders voted on three proposals, each of which is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2014:

Proposal 1: The election of two Class III directors for a term of three years expiring at the 2017 annual meeting of stockholders.

Name	For	Withheld	Broker Non-Votes
Martyn D. Greenacre	46,480,687	1,134,514	27,848,651
Kenneth I. Kaitin	46,569,695	1,045,506	27,848,651

Proposal 2: To approve, on an advisory basis, executive compensation.

For	Against	Abstain	Broker Non-Votes
46,224,021	1,244,112	147,068	27,848,651

Proposal 3: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
74,298,524	1,092,241	73,087	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: May 23, 2014	By:	/s/ Michael P. Gray
Michael P. Gray
Chief Financial and Chief Business Officer